WESTERN ASSET FUNDS, INC.

DECEMBER 10, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED APRIL 30, 2010, OF

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on June 14, 2010, August 20, 2010, September 9, 2010 and December 10, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, August 20, 2010, September 9, 2010 and December 10, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

Summary Prospectus, Prospectus and Statement of Additional Information

Corresponding disclosure in the Supplement dated September 9, 2010 is deleted and replaced with the following:

The Board of Directors of Western Asset Funds, Inc. (“Board”) has approved an Agreement and Plan of Reorganization (“Plan”) with respect to its series, Western Asset Intermediate Plus Bond Portfolio (“Fund”). Under the Plan, the Fund would be reorganized into Western Asset Intermediate Bond Portfolio (“WA Intermediate”), a series of Western Asset Funds, Inc.

The Plan is subject to the approval of shareholders of the Fund. If the Plan is approved, shareholders of the Fund will become shareholders of WA Intermediate. The Plan provides for Class I shareholders of the Fund to receive Class I shares of WA Intermediate equal in aggregate value to their Fund shares on the date of the reorganization. The Plan also provides for Class IS shareholders of the Fund to receive Class IS shares of WA Intermediate equal in aggregate value to their Fund shares on the date of the reorganization. The Fund would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

You may continue to buy and redeem shares of the Fund prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of the Fund as well as incoming exchanges are expected to be suspended approximately two days prior to the consummation of the proposed reorganization. Redemptions of shares will be allowed up until the consummation of the proposed reorganization. The shareholder meeting for shareholders of record as of October 15, 2010 (the “Record Date”) to vote on the Plan, originally called for December 10, 2010, has been postponed. The meeting is now called for December 23, 2010. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated as promptly as practicable thereafter. Additional details about the proposed reorganization were sent to shareholders of record as of the Record Date on or about November 9, 2010.

This document is not an offer to sell shares of WA Intermediate, nor is it a solicitation of an offer to buy any such shares or of any proxy. To receive a free copy of a prospectus/proxy statement relating to the proposed reorganization of the Fund into WA Intermediate, please call 1-800-425-6532. Free copies of the prospectus/proxy statement can also be found on the SEC’s website (http://www.sec.gov). Please read the prospectus/proxy statement carefully because it contains important information about the Plan, the proposed reorganization and WA Intermediate.

This supplement should be retained with your Prospectus for future reference.

WASX013086